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                                                                    Exhibit 10.1




                        GENERAL DATACOMM INDUSTRIES, INC.




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                          REGISTRATION RIGHTS AGREEMENT

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                          REGISTRATION RIGHTS AGREEMENT


           This Registration Rights Agreement (this "Agreement") is entered into as of the Closing Date (as defined herein) by and among General DataComm Industries, Inc., a Delaware corporation, and the Purchaser as defined below whose signatures appear on the execution pages of this Agreement.

           This Agreement is made pursuant to the 7-3/4% Convertible Senior Subordinated Debenture Purchase Agreement between the Company, the Placement Agent and each of the purchasers as defined below listed therein (the "Purchase Agreement" and the "Purchasers"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement by the Company is a condition to closing under the Purchase Agreement.

           The parties hereby agree as follows:

1.         Definitions

           Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

           Closing Date: The date assigned thereto in the Purchase Agreement.

           Common Stock: The Common Stock, $.10 par value per share of the Company.

           Company: General DataComm Industries, Inc., a Delaware corporation.

           Debentures: The 7-3/4%Convertible Senior Subordinated Debentures due 2002 of the Company sold pursuant to the Purchase Agreement.

           Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

           Expiration Date: Two (2) years from the issuance of the Debentures or such shorter period of time under Rule 144(k) if the two (2) year holding period thereunder is shortened.

           Filing Date: The date of filing of a registration statement effected pursuant to Section 3(a) hereof.


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           Holders: The Persons with a beneficial interest in the Registrable
Securities.

           Indenture: The Indenture dated as of September 26, 1997, between the Company and Continental Stock Transfer & Trust Company, as trustee (the "Trustee"), pursuant to which the Debentures are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

           Majority Holders: The Holders of a majority of the aggregate principal amount or number of shares of outstanding Registrable Securities at any given time as applicable.


           Person: Shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government agency or political subdivision thereof.

           Placement Agent: Utendahl Capital Partners, L.P.


           Prospectus: The prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

           Purchase Agreement: The 7-3/4% Convertible Senior Subordinated Debenture Purchase Agreement by and among the Company, the Placement Agent and the Purchasers thereunder pursuant to which the Debentures were or will be issued.

           Registration Expenses: All expenses incurred by the Company in complying with Section 3 hereof, including, but not limited to, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, internal expenses, fees and disbursements of all independent certified public accountants of the Company, any listing fees and expenses and blue sky fees and expenses in such states reasonably requested but otherwise excluding all fees and expenses of counsel for the Holders and Purchasers.

           Registrable Securities: All Debentures which are Restricted Securities, and the shares of Common Stock into which the Debentures may be converted which are Restricted Securities.


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           Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

           Restricted Securities: The Debentures and the underlying Common Stock into which the Debentures may be converted, and at all times subsequent thereto until, in the case of any such security it (i) has been transferred pursuant to the Registration Statement or another registration statement covering it that has been filed with the SEC pursuant to the Securities Act, in either case after such registration statement has become effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under the Securities Act, (iii) may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any similar provisions then in force) under the Securities Act or otherwise or (iv) ceases to be outstanding.,

           Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

           Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

           SEC: The Securities and Exchange Commission.


           Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.


           Shelf Registration: A registration effected pursuant to Section 3(a) hereof.

           Suspension Period: The time period in Sections 4(b)(3)(b)(iii) and 4(b)(9).

           Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to or through an underwriter for reoffering to the public on a firm commitment or best efforts basis.


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2.         Securities Subject to this Agreement

           The securities entitled to the benefits of this Agreement are the Registrable Securities.

3.         Shelf Registration

           (a) Shelf Registration. The Company shall not later than the 90th day after the Closing Date (the "Filing Date"), prepare and file with the SEC a Registration Statement relating to the offer and sale of the Registrable Securities (including securities deemed registered pursuant to Rule 416 under the Securities Act) by the Holders from time to time to be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act (the "Shelf Registration"). The Shelf Registration shall be on a Form S-3 or other appropriate form (unless the holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by the Holders in a public offer and sale.

           (b) Effectiveness. The Company shall use its reasonable best efforts to cause the Shelf Registration to become effective under the Securities Act as soon as practicable following the Filing Date and in any event no later than 150 days after the Closing Date. Subject to the requirements of the Securities Act including, without limitation, requirements relating to updating prospectuses through post-effective amendments or otherwise, the Company shall use its reasonable best efforts to keep the Shelf Registration continuously effective until the Expiration Date, provided, that in the event of a Suspension Period, as set forth in Section 4(b)(3)(b)(9) hereof, the Company shall extend the period of effectiveness of such Shelf Registration by the number of days of each such Suspension Period.

           (c) Underwriting. The Majority Holders of Registrable Securities covered by the Shelf Registration Statement who wish to do so may sell such Registrable Securities in one underwritten offering. In any such underwritten offering, the investment banker(s) and manager(s) that will manage the offering will be selected by the holders of a majority of the then outstanding Registrable Securities included in such offering (with Holders of shares of Common Stock constituting Registrable Securities being deemed to be Selling Holders of the aggregate principal amount of Debentures converted into Common Stock for purposes of such calculation) (after consultation with the Company as to such selection and upon the written consent of the Company, which consent shall not be unreasonably withheld or delayed). If such underwritten agreement is not requested within 90 days after the date hereof, if at the time such Majority Holders request an underwritten offering the managing underwriters in a separate written offering on behalf of the Company (to the extent timely notified in writing by the Company or such managing underwriters) request the Holders participating in the underwritten offering not to effect any public sale or distribution of Registrable Securities pursuant to such underwritten offering, then no such sales will be


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made by the Holders pursuant to the underwritten Shelf Registration Statement during the 10 day period prior to and the 90 day period beginning on the effective date of such underwritten offering. If requested by the underwriters, the Company will promptly enter into an underwriting agreement reasonably acceptable to the Company with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are customary for underwriting agreements with respect to secondary offerings, including without limitation, indemnities to the effect and to the extent provided in Section 5 hereof. The Holders of Registrable Securities on whose behalf such securities are being distributed shall be party to any such underwriting agreement. Such Holders shall not be required by the Company to make any representations or warranties to the underwriters with respect to the Company or the Registrable Securities (other than that the Holders are conveying such securities free and clear of all pledges, security interests, liens, charges, encumbrances, agreements, equities, claims and options of whatever nature), and the Holders shall not be required to indemnify the Company or the underwriters (other than with respect to the matters, and to the extent, provided in Section 5).

           No Holder of Registrable Securities may participate in any underwritten distribution hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved in accordance with the terms hereof, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

4.         Expenses and Procedures

           (a) Expenses of Registration. The Company shall bear all Registration Expenses regardless of whether a Registration Statement becomes effective. Each Holder shall bear all selling commissions, underwriting discounts, sales concessions and similar type deductions applicable to the sale of securities attributable to the Registrable Securities sold by such Holder and expenses of its counsel.

           (b) Registration Procedures. In connection with the one Shelf Registration Statement required by the Company, the following provisions shall apply:

                 (1) The Company shall furnish to the Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall each use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Placement Agent reasonably may propose.

                 (2) The Company shall take such action as may be necessary so that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or


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other document incorporated therein by reference in each case) complies in all material respects with the Securities and the Exchange Act and the respective rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto remains effective and usable for resale of Registrable Securities during the period the Shelf Registration Statement is required under this Agreement to be effective and usable, (iii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iv) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, it being understood the Company is not responsible for an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Purchasers, any Holder or any underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                 (3)(a) The Company shall advise the Purchasers and, in the case of clause (i) below, the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

                       i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                       ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (b) The Company shall advise the Purchasers and the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing of:

                       i) the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                       ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and


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                       iii) the happening of any event that requires the making
      of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                 (4) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                 (5) The Company shall furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any Post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                 (6) The Company shall, until the Expiration Date, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus or amendment or supplement to a Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.

                 (7) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4, (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

                 (8) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders


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may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                 (9) Upon the occurrence of any event contemplated by paragraph 4(b)(3)(b)(iii) above, the Company shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by paragraph 4(b)(3)(b)(iii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

                 (10) If required, not later than the effective date of the Shelf Registration Statement hereunder, the Company shall provide CUSIP numbers as appropriate for the Securities registered under such Shelf Registration Statement.

                 (11) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders or otherwise provide in accordance with
Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                 (12) The Company shall cause the Indenture and the Debentures to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner as and to extent required thereby. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                 (13) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                 (14) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement, such information as the underwriters (in an underwritten offering undertaken in accordance with the provisions of Section 4 hereto) reasonably agree, should be included therein and to which the Company does not reasonably object


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and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                 (15) The Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities pursuant to the Shelf Registration Statement reasonably required of the Company thereunder.

                 (16) The Company shall in connection with an underwritten public offering of the Registrable Securities (i) make reasonably available for inspection by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant non-privileged financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant non-privileged information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential and not used by such Holders or any such underwriter, attorney, accountant or agent except as permitted by law and in connection with the Shelf Registration Statement, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties; (iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Underwriting Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Majority Holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, that such counsel has no


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reason to believe such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, contained an untrue statement of a material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement or incorporated by reference), addressed to each such Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the underwriters, if any, including those to evidence compliance with this Section and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(b)(16) shall be performed at the closing of the one underwritten offering to the extent required thereunder.

                 (17) The Company will use its best efforts to cause the shares of Common Stock issuable upon conversion of the Debentures to be listed on the New York Stock Exchange upon effectiveness of any Shelf Registration Statement hereunder.

                 (18) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto,
(B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                 (19) The Company will use its best efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), and, in connection therewith, cooperate with the Trustee and the Holders to


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effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable such Indenture to be so qualified in a timely manner;

                 (20) The Company shall use its best efforts to take all other steps reasonable and necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

                 (21) The Company shall not be obligated to bear any extra expenses relating to an additional underwritten offering of the Shelf Registration if the underwriters selected by the Holders breach their obligations to purchase the Registrable Securities or exercise market out rights under the Underwriting Agreement, which additional expenses shall be borne by the Holders.

5.         Indemnification

           (a) Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Purchaser or Holder of Registrable Securities, each underwriter who participates in an offering of Registrable Securities and their respective officers, directors, agents and employees, each person who controls such Purchaser, Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or supplement or amendment thereto including all documents incorporated by reference therein or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus or preliminary prospectus) not misleading; provided that this indemnity shall not apply to any Losses to the extent arising out of an untrue statement or omission or alleged untrue statement or omission based upon and in conformity with written information furnished to the Company by such Purchasers, any Holder or any underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and provided, further however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or Prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus or Prospectus supplement provided by the Company in requisite quantities on a timely


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basis with or prior to the delivery of written confirmation of the sale of
Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify selling brokers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Purchasers, Holders and underwriters of Registrable Securities subject to this
Section 5(a).

           (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with the Shelf Registration Statement and any Prospectus or Preliminary Prospectus or supplement or amendment thereto issued in connection thereto. Such Holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses, as incurred, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission contained in any Registration Statement or any Prospectus or preliminary Prospectus or supplement or amendment thereto was based upon and in conformity with information so furnished in writing by such Holder to the Company expressly for use in such Shelf Registration Statement, Prospectus or preliminary Prospectus. The Company shall be entitled to receive indemnities from accountants, selling brokers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information furnished in writing by such persons specifically for inclusion in the Shelf Registration Statement, Prospectus or preliminary prospectus, provided, that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder.

           (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have other than unless and to the extent such failure results in the


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forfeiture by the Company of substantial defenses. The indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent of the indemnifying party from which indemnity or contribution is sought.

           (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party under Section 5(a) or 5(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any untrue statement


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
or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls an indemnified party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such an indemnified party and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

           The indemnity and contribution agreements contained in this Section 5
(i) are in addition to any contractual liability that any indemnifying party may otherwise have to any indemnified party and (ii) shall apply to any underwritten offering under a Registration Statement except to the extent the same are explicitly stated not to apply in an underwriting agreement to which the Holders in such underwritten offering are parties.

6.         Rule l44

           The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time, to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule l44 and Rule 144A. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether the Company has complied with such information and requirements.

7.         Miscellaneous

           (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent of Holders of at least a majority of the principal amount or number of then outstanding Registrable Securities as applicable affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of Holders of Registrable Securities whose securities are not being sold pursuant to such Registration Statement may be given by Holders of a majority of the Registrable Securities being sold by such Holders.

           (b) Notices, All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, next day air courier, or telecopy: (i) If to a Holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 7(b), which address initially is, with respect to each Purchaser, the address set forth on the signature page attached hereto; and (ii) If to the Company initially at the address set forth on the first page of the Purchase Agreement, attention: Senior Vice President, Finance, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(b), with a copy to Weisman Celler Spett & Modlin, P.C., 445 Park Avenue, New York, NY l0022,
Attention: Howard S. Modlin, Esq.

           All such notices and communications shall be deemed to have been duly given when received by hand or overnight courier or receipt by certified mail, return receipt requested.

           (c) Transfer of Registration Rights. Without any further action on the part of the Company, the right granted to the Holders pursuant to this Agreement may be assigned in connection with the transfer, assignment or sale of any Registrable Security to the extent such securities and rights may be transferred, assigned, or sold pursuant to applicable laws and to the agreements to which the particular holder is a party or exchanged.

           (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

           (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

           (h) AGENT FOR SERVICE OF PROCESS, SUBMISSION TO JURISDICTION. The Company and each Holder agree that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement shall be instituted in any state or federal court in the City of New York, State of New York having subject matter jurisdiction, and each waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits it to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably designates and appoints Weisman Celler Spett & Modlin, P.C. as the Company's authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon General DataComm Industries, Inc. (or any successor) c/o such agent at 445 Park Avenue, New York, New York 10022 (or such other address in the Borough of Manhattan, The City of New York as the Company may designate by written notice to the Holders) and written notice of said service to the Company mailed or delivered to General DataComm Industries, Inc., shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company. Said designation and appointment shall be irrevocable. Nothing in this Section 7(h) shall affect the right of any party hereto or any Holder to serve process in any manner permitted by law. The Company agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Weisman Celler Spett & Modlin, P.C. in full force and effect so long as this Agreement or any of the Debentures and/or shares of Common Stock into which the Debentures may be converted shall be outstanding. To the extent that the Company or any Holder, has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company and each Holder, respectively hereby irrevocably waive such immunity in respect of its obligations under this Agreement and the Securities, to the extent permitted by law.

           (i) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Shares sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written above.

                                    GENERAL DATACOMM INDUSTRIES, INC.


                                    By: ____________________________________


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
                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                    PURCHASER


                                    ________________________________
                                    [Please Print]


                                    By: ____________________________
                                        Name:
                                        Title:


                                    Address: _______________________

                                    ________________________________


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